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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 8, 2000


                               Chiron Corporation
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             (Exact name of registrant as specified in its charter)


Delaware                   0-12798                   94-2754624
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(State or other         (Commission                 (IRS Employer
 jurisdiction of         File Number)               Identification No.)
 incorporation)

      4560 Horton Street, Emeryville, CA                       94608
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 (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (510) 655-8730

                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

Chiron Corporation announced on September 8, 2000 that the Company would call for redemption all of its $243.8 million, 1.90% convertible subordinated debentures due November 17, 2000, of which amount the public holds $243,800,000 and Novartis AG holds $10,069,000 (the "1.90% Debentures"). The redemption date for the 1.90% Debentures is October 11, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

EXHIBIT NUMBER

99.1 Press release by Chiron Corporation dated September 8, 2000 relating to Registrant's call for redemption of all of its 1.90% convertible subordinated debentures, referred to in Item 5 above.

99.2 Registrant's Notification of call for redemption to State Street Bank and Trust Company of California, N.A., as successor trustee to The First National Bank of Boston, as Trustee, dated September 1, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHIRON CORPORATION


Date:    September 8, 2000         By: /s/ WILLIAM G. GREEN
                                      ------------------------
                                      William G. Green
                                      Senior Vice President,
                                      General Counsel and
                                      Secretary


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